UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  February
                          25, 2003


     ___AEI REAL ESTATE FUND 85-B LIMITED PARTNERSHIP___
   (Exact Name of Registrant as Specified in its Charter)

     __________________State of Minnesota______________
      (State or other Jurisdiction of Incorporation or
                        Organization)




     ____0-14264________              __41-1525197__
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


 _____1300 Minnesota World Trade Center, St. Paul, Minnesota 55101_____
               (Address of Principal Executive Offices)


             _______________(651) 227-7333_______________
         (Registrant's telephone number, including area code)


     ___________________________________________________________
    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

      On February 25, 2003, the Partnership sold a Cheddar's restaurant in Fort Wayne, Indiana, to Phaedra Restaurant Corporation, an affiliate of the lessee. The Partnership received net proceeds of approximately $1,539,000 for the property, which resulted in a net gain of approximately $708,000.

Item 7.   Financial Statements and Exhibits.

       (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $881,352 and its Current Assets
             (cash) would have increased by approximately $1,539,000 and Partner's Capital would have increased by $657,648.

             The Total Income for the Partnership would have decreased from $433,982 to $241,062 for the year ended December 31, 2001, and from $295,653 to $150,963 for the nine months ended September 30, 2002 if the Partnership had not owned the property during the periods.

             Depreciation  Expense would have  decreased  by
             $23,180   and  $17,385  for  the   year   ended
             December  31,  2001 and the nine  months  ended
             September 30, 2002, respectively.

             Partnership Administration and Property Management Expense would have decreased by $945 and $819 for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $71,583 to $(97,212) and from $130,293 to
             $3,807,  which  would  have  resulted  in   Net
             Income   (Loss)  of  $(14.78)  and  $0.59   per
             Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

       (b)   Exhibits

  Exhibit   10.1  -  Purchase   Agreement
                     dated  January  23,  2003  between  the
                     Partnership   and  Phaedra   Restaurant
                     Corp.  relating to the property at  305
                     West    Coliseum   Road,   Ft.   Wayne,
                     Indiana.


                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 85-B
                              LIMITED PARTNERSHIP

                               By:  Net Lease Management 85-B, Inc.
                                 Its:  Managing Member


Date: February 28, 2003       ____/s/   Patrick   W. Keene_______
                               By:  Patrick W. Keene
                                 Its Chief Financial Officer